Exhibit 4.1

ORDINARY SHARES NOMINAL VALUE NIS .04			ORDINARY SHARES NOMINAL VALUE NIS .04

	TOP IMAGE SYSTEMS, LTD. INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL		ORDINARY SHARES

CUSIP M87896 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT is the owner of

FULLY PAID AND NONASSESSABLE ORDINARY SHARES, NOMINAL VALUE NIS .04, OF

TOP IMAGE SYSTEMS, LTD. (herein called the “Company”) transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the Company has caused the facsimile signatures of its duly authorized officers to be printed hereon.

Dated:

	Controller	President

TOP IMAGE SYSTEMS, LTD.

The Company will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class and series authorized to be issued.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common	UNIF GIFT MIN ACT --		Custodian
TEN ENT	--	as tenants by the entireties		(Cust)		(Minor)
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts Minors
Act
(State)
Additional abbreviations may also be used though not in the above list

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer said stock on the books of the within-named Company with full power of substitution in the premises

Dated,

Signature(s) Guaranteed.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITU-
TION  (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.